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                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, dated as of March 16, 2006 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), among XINHUA FINANCE MEDIA LIMITED, a Cayman Islands limited company (the "Company" and, together with any other grantors from time to time party hereto, collectively, the "Grantors"), and PATRIARCH PARTNERS MEDIA HOLDINGS, LLC, a Delaware limited liability company (the "Secured Party").

                                   WITNESSETH:

     WHEREAS, the Company has entered into that certain Share Purchase Agreement, dated as of the date hereof, between the Company and the Secured Party (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Share Purchase Agreement");

     WHEREAS, it is a condition precedent to the Share Purchase Agreement that the Grantors shall have entered into this Agreement in order to grant to the Secured Party a security interest in the Collateral (as defined herein); and

     WHEREAS, the Grantors will derive substantial direct and indirect benefit from the transactions contemplated by the Share Purchase Agreement and the other Equity Documents;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees with the Secured Party as follows:

     Section 1. Definitions.

     (a) Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Share Purchase Agreement.

     (b) As used herein:

          (i) "Credit Agreement" means the Credit Agreement dated as of March 16, 2006 among the Grantor, the Guarantors named therein, the Lenders named therein and Patriarch Partners Agency Services, LLC as agent.

          (ii) "Discharge of the First Lien Obligations" means payment in full of all indebtedness, obligations and liabilities of the Credit Parties under the Credit Documents.

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          (iii) "Excluded Obligations" means any and all dividends payable on the Shares under the terms of the Articles of Association of the Company.

          (iv) "First Lien Collateral Agent" means "Agent" as defined under the Credit Agreement.

          (v) "Hong Kong" means the Hong Kong Special Administrative Region of the People's Republic of China.

          (vi) "PRC" means the People's Republic of China excluding Hong Kong, Macau Special Administrative Region and Taiwan.

          (vii) "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

     (c) Unless otherwise defined in this Agreement or in the Share Purchase Agreement, terms defined in Article 8 or 9 of the UCC are used in this Agreement as such terms are defined in such Article 8 or 9.

     (d) Any reference in this Agreement to a "first priority lien" or words of similar effect in describing the security interests created hereunder shall be understood to refer to such priority subject to the claims of the First Lien Collateral Agent under the Credit Documents.

     Section 2. Grant of Security Interest. To secure the due and prompt payment and performance by the Grantors of the Obligations (as defined below), each Grantor hereby pledges, assigns and grants to the Secured Party, a continuing security interest in and valid Lien upon such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located and whether now or hereafter existing or arising, (collectively, the "Collateral"):

     (a) all equipment in all of its forms, including, without limitation, all machinery, apparatus, installation facilities, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including, without limitation, software that is imbedded in and is part of the equipment, in each case wherever located, and whether on earth on in orbit (collectively, the "Equipment");

     (b) all inventory in all of its forms, including, without limitation, (A) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (B) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (C) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto,


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including, without limitation, software that is imbedded in and is part of the inventory (collectively, the "Inventory");

     (c) all rights, claims and benefits of such Grantor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by each Grantor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

     (d) the following (collectively, the "Security Collateral"):

          (i) all Capital Stock of whatever class of any Person (including (x) the Capital Stock set forth opposite such Grantor's name on and as otherwise described on Schedule I hereto and issued by the Persons named therein and (y) all additional Capital Stock acquired by such Grantor) and the certificates, if any, representing the same, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Capital Stock or investment property (collectively, the "Pledged Equity");

          (ii) the indebtedness owed to such Grantor (including (A) the indebtedness set forth opposite such Grantor's name on Schedule II hereto and issued by the obligors named therein and (B) all additional indebtedness from time to time owed to such Grantor), and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness (collectively, the "Pledged Debt"); and

          (iii) all other investment property (including, without limitation, all securities (whether certificated or uncertificated), security entitlements, security accounts, commodity contracts and commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing the same and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Capital Stock or investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

     (e) all accounts, chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights and general intangibles (as such term is defined in the UCC and including, without limitation, payment intangibles), and other obligations of any kind, whether or not arising out of or in connection with the sale, lease, license or assignment of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreement, mortgages, Liens, leases, letters of credit and other


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contracts securing or otherwise relating to the foregoing property
(collectively, the "Receivables");

     (f) the following (collectively, the "Intellectual Property Collateral"):

          (i) all United States, international and foreign patent, patent application, utility models, and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by supplements to this Agreement (each, an "IP Security Agreement Supplement"), executed and delivered by such Grantor to the Secured Party from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Patents");

          (ii) all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, internet domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and application for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented form time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Secured Party from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any state or territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use- trademark application under applicable law), and all rights therein provided by international treaties or conventions, all renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Trademarks");

          (iii) all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to Secured Party from time to


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     time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Copyrights");

          (iv) all proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, plans, blueprints, designs, models, recorded knowledge, surveys, architectural, structural, mechanical and engineering plans and specifications, studies, reports and drawing, test reports, manuals, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, the "Trade Secrets");

          (v) all software, including, without limitation, computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentations and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (collectively, the "Computer Software");

          (vi) all names, including, without limitation, combinations of words and abbreviations, that represent a uniquely identifiable internet protocol address of a World Wide Web internet location and all registrations thereof, including, without limitation, those names set forth on Schedule VI hereto (as such Schedule VI may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by any Grantor to Secured Party from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Domain Names");

          (vii) all license agreements, permits, authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Domain Names, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, and all income, royalties and other payments now or hereafter due and/or payable to such Grantor with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, including, without limitation, those licenses set forth on Schedule X (collectively, the "Licenses"); provided, however, that to the extent that the consent of any other party to any of the Licenses is required, under the terms thereof, for the collateral assignment thereof, then this Agreement shall not affect any collateral assignment of (or otherwise be applied so as to cause a default under) such Licenses;

          (viii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks,


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     Copyrights, Trade Secrets, Computer Software, Domain Names or Licenses,
     with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (ix) any and all other Intellectual Property.

     (g) the following (collectively, the "Account Collateral"):

          (i) all deposit accounts, including, without limitation, the deposit accounts listed on Schedule VII hereto (collectively, the "Accounts");

          (ii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Secured Party for or on behalf of such Grantor; and

          (iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Accounts;

     (h) all commercial tort claims described in Schedule VIII hereto (collectively, the "Commercial Tort Claims");

     (i) all books and records (including, without limitation, customer lists, credit files, computer programs, software, printouts and other computer materials and records) of such Grantor pertaining to any of the Collateral;

     (j) all insurance policies, whether owned by or payable to such Grantor, insuring against any risk whatsoever (including, without limitation, casualty, property damage, liability, key man life insurance and death), all loss proceeds and other amounts payable thereunder to such Grantor (regardless of whether the Secured Party is the loss payee thereof), any indemnity, warranty or guaranty in respect of the property insured thereby, and all eminent domain or similar proceeds or awards with respect thereto and all other rights of such Grantor with respect thereto (collectively, the "Insurance Receivables"); and

     (k) all proceeds (as such term is defined in the UCC), products, offspring, rents, profits, royalties, revenues, issues, income, benefits, accessions, additions, substitutions and replacements of and to any of the property of such Grantor described in the preceding clause (a) through (n) of this Section (including, without limitation, all causes of action, claims, warranties and guaranties now or hereafter held by such Grantor in respect of any of the items listed above).

     Notwithstanding anything to the contrary contained herein, in no event shall the Collateral include or the security interest granted under Section 2 hereof attach to (a) any lease, license, contract, property right or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the


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terms of, or a default under, any such lease, license, contract property right or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) or any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided, however, that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property right or agreement that does not result in any of the consequences specified in clauses (i) or (ii) above; or (b) any outstanding Capital Stock of a Subsidiary organized under the laws of the PRC; provided that immediately upon
(i) an amendment of the laws of the PRC which allows the pledge of Capital Stock of a Person organized under the laws of the PRC without the consent of any Governmental Body of the PRC or (b) obtaining such consent from a Governmental Body of the PRC, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such Capital Stock of a Subsidiary organized under the laws of the PRC.

     Section 3. Obligations Secured. The Collateral hereunder constitutes and will constitute continuing security for all of the indebtedness, obligations and liabilities (other than the Excluded Obligations) of the Grantors to the Secured Party and its permitted successors and assigns under the Equity Documents, in each case as such instrument is originally executed on the date hereof or as modified, amended, restated, supplemented or extended hereafter, whether such obligations are now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to each Grantor, would have accrued on any obligation, whether or not a claim is allowed against such Grantor for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise and all obligations of each Grantor to the Secured Party arising out of any extension, refinancing or refunding of any of the foregoing obligations (collectively, the "Obligations").

     Section 4. Grantor Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) the Secured Party shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Equity Document and (d) the Secured Party shall not be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


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     Section 5. Pro Rata Security; Application of Proceeds of Collateral. All
amounts owing with respect to the Obligations shall be secured pro rata by the Collateral without distinction as to whether some Obligations are then due and payable and other Obligations are not then due and payable. Upon any realization upon the Collateral by the Secured Party, whether by receipt of insurance proceeds pursuant to Section 6(d) hereof or upon foreclosure and sale of all or part of the Collateral pursuant to Section 11 hereof or otherwise, the Grantors and the Secured Party agree that the proceeds thereof shall be applied (i) first, to the payment of expenses incurred with respect to maintenance and protection of the Collateral and of expenses incurred pursuant to Section 15 hereof with respect to the sale of or realization upon any of the Collateral or the perfection, enforcement or protection of the rights of the Secured Party (including reasonable attorneys' fees and expenses of every kind), (ii) second, to all amounts of interest, expenses and fees outstanding which constitute the Obligations; (iii) third, to all amounts of principal outstanding under the Obligations; and (iv) fourth, any proceeds remaining after the repayment of all of the Obligations to be paid over to the Grantors or such other person or persons as may be entitled thereto. The Grantors shall remain liable for any deficiency remaining unpaid after the application of proceeds in accordance with the foregoing provisions. Each Grantor agrees that all amounts received with respect to any of the Obligations, whether by realization on the Collateral or otherwise, shall be applied to the payment of the Obligations in accordance with the provisions of this Section 5.

     Section 6. Representations and Covenants of the Grantors.

     (a) Location of Chief Executive Offices; Domicile; Organizational Identification Number. Each Grantor represents that set forth on Schedule IX are
(i) the location of its chief executive office and the location where its books and records are kept, (ii) the jurisdiction of its organization or formation,
(iii) its organizational identification number (if any), (iv) a true and correct list of all localities where the property of such Grantor comprising the Collateral is located. Each Grantor agrees that it will not change its name, organizational identification number (if any), the jurisdiction of its organization or the location of its chief executive office or the location where its books and records are kept without providing at least thirty (30) days' prior written notice to the Secured Party.


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     (b) Ownership of Collateral.

          (i) Each Grantor represents that it is the owner of the Collateral free from any adverse Lien, security interest or encumbrance, except as expressly permitted by the Credit Agreement and Articles of Association of the Company. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing any Grantor or any trade name of the Grantor as debtor is on file in any recording office (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office), except such as may have been filed in favor of the First Lien Collateral Agent relating to the Credit Documents or as otherwise permitted under the Articles of Association of the Company.

          (ii) Except for the security interests herein granted and except as expressly permitted by Section 6.1(b) of the Credit Agreement and the Articles of Association of the Company, such Grantor shall be the owner of the Collateral free of any Liens or other encumbrances, and the Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party. Except as otherwise expressly permitted by the Credit Agreement and the Articles of Association of the Company, each Grantor shall not pledge, mortgage or create or suffer to exist a security interest in the Collateral (other than the Permitted Liens) of such Grantor in favor of any person other than the Secured party.

     (c) Transfers and Other Liens. Each Grantor agrees that it will not (i) sell or offer to sell, assign or otherwise transfer, or grant any option with respect to, the Collateral, any portion thereof, or any interest therein except as expressly permitted by the Credit Agreement and the Articles of Association of the Company or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of the Grantor except for the pledge, assignment and security interest created under the Credit Documents, this Agreement and the Permitted Liens.

     (d) Insurance. Each Grantor shall have and maintain at all times with respect to the Collateral such insurance as is required by the Investor Rights Agreement of the Grantor.

     (e) Maintenance of Collateral. Each Grantor shall keep the Collateral in good order and repair, ordinary and reasonable wear and tear excepted, and will not use the same in violation of law or any policy of insurance thereon. The Secured Party may inspect the Collateral at any reasonable time, wherever located. Except as otherwise provided in the Credit Agreement and the Equity Documents, each Grantor shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement. In its discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on the Collateral, which remain unpaid in violation of the Equity Documents, make repairs thereof and pay any necessary filing fees incurred in connection with the perfection, protection or enforcement of the Secured Party's rights hereunder. Each Grantor agrees to reimburse the Secured Party on demand


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for any and all expenditures so made, and until paid, the amount thereof shall be a debt secured by the Collateral. The Secured Party shall have no obligation to the Grantors to make any such expenditures, nor shall the making thereof relieve any Grantor of any default.

     (f) Creation and Perfection of Lien. Each Grantor represents and warrants to the Secured Party and covenants with the Secured Party that this Agreement creates a valid Lien upon and security interest in the Collateral as security for the payment and performance of the Obligations. Upon (i) the filing of UCC-l financing statements in the form attached hereto as Exhibit A (the "Financing Statement") (a) in the jurisdiction of organization of each Grantor under the UCC or (b) if the Grantor is a Person organized outside of the United States of America, in Washington D.C., against such Grantor as the same may be in effect from time to time in the jurisdiction of organization of such Grantor and (ii) upon the taking of possession by the Secured Party of any certificates constituting the Security Collateral, to the extent such Security Collateral are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor, in each case naming the applicable Grantor as debtor and the Secured Party as secured party, all filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions will have been taken that are necessary or advisable, under applicable law, to establish and perfect the Secured Party's security interest in such of the Collateral as to which a security interest may be perfected by filing or possession under the UCC, and such security interest shall remain prior to all other Liens, except for Permitted Liens; provided, however, that until the Discharge of the First Lien Obligations has occurred, the requirements for delivery under this paragraph shall be deemed to have been satisfied by delivery of such Collateral to the First Lien Collateral Agent. No further filings, recordings or other actions are or will be necessary to maintain the priority of such security interest with respect to such Collateral other than the filing of UCC continuation statements within six months prior to the expiration of a period of five years after the original filing and any amendments that may be required from time to time to maintain the validity and/or sufficiency of such filing under the UCC. The Collateral and the Secured Party's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses.

     (g) No Further Actions. Except for the filings and agreements referred to in paragraph (f) above, no consent, authorization, approval or other action by, and no notice of filing with, any governmental authority or regulatory body or other Person that has not been received, taken or made is required (i) for the grant by each Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by each Grantor, (ii) for the perfection and maintenance of the security interest referred to in paragraph
(f) above (including the priority of such security interest) to the extent such security interest may be perfected by such filings or possession referred to in paragraph (f) above, or (iii) for the exercise by the Secured Party of the rights or the remedies in respect of the Collateral pursuant to this Agreement.

     (h) Accounts Receivable. Each Grantor shall keep or cause to be kept separate records of accounts which are complete and accurate in all material respects, and from time to time upon the request of the Secured Party, at reasonable intervals and upon reasonable


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notice, shall deliver to the Secured Party a list of the names, addresses, face value, and dates of invoices for each debtor obligated on an account receivable (which records may be provided in an electronic format reasonably acceptable to the Secured Party); provided, however, that except after the occurrence of an Accelerated Redemption Event and during the continuation thereof, the Secured Party shall not contact any Grantor's account debtors without five (5) Business Days' written notice to such Grantor.

     (i) Government Contracts. Each Grantor agrees that, at the request of the Secured Party, it shall execute all such documents, and take all such actions, as such Person shall reasonably determine to be necessary or appropriate from time to time under the Federal Assignment of Claims Act of 1940, as amended, in order to confirm and assure to Secured Party its rights under this Agreement with respect to any and all Collateral consisting of such Grantor's rights to monies due or to become due under any contracts or agreements with or orders from the United States government or any agency or department thereof, the assignment of which is not prohibited by such contract or agreement.

     (j) Delivery of Certificated Security Collateral. Each Grantor represents that, as of the Closing Date, all certificates evidencing any Security Collateral to be delivered hereunder have been delivered to the Secured Party. Each Grantor agrees that it shall forthwith deliver and pledge (i) until Discharge of the First Lien Obligations has occurred, to the First Lien Collateral Agent and (ii) thereafter, to the Secured Party, all certificates representing securities which it shall acquire on or after the date hereof, whether by purchase, stock dividend, distribution of capital or otherwise, along with stock powers or other appropriate instruments of assignment with respect thereto, duly executed in blank.

     (k) Cooperation. Each Grantor agrees, after the occurrence of an Accelerated Redemption Event, to take any actions that the Secured Party may reasonably request in order to enable the Secured Party to obtain and enjoy the full rights and benefits granted to them by the Equity Documents. Each Grantor further consents, after the occurrence of an Accelerated Redemption Event, to the transfer of control or assignment of all or any portion of the Collateral to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, judicial sale, foreclosure or exercise of other remedies available to the Secured Party as permitted by the Equity Documents, applicable law or otherwise, subject to the receipt of any required Governmental Approvals.

     (l) Access to Books and Records and the Collateral. Each Grantor shall permit the Secured Party's representatives to have access to its books and records and the Collateral from time to time (which shall be during regular business hours provided that there is not then an Accelerated Redemption Event and at any time if an Accelerated Redemption Event has occurred and is continuing), as requested by such Person, for purposes of examination, verification, inspection, and appraisal thereof and/or any other purpose permitted by the Equity Documents. Except after the occurrence of an Accelerated Redemption Event, the Secured Party shall give each Grantor at least one Business Day's telephonic notice before exercising the rights granted in the preceding sentence.

     (m) Intellectual Property. As to each Grantor's Intellectual Property:

          (i) Grantor's Rights. The rights of each Grantor in or to any material Intellectual Property Collateral do not conflict with, misappropriate or infringe the intellectual property rights or any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe the intellectual property rights of any third party.

          (ii) Ownership. Without limiting the generality of Section 6(b), each Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to any material Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

          (iii) Identification of Intellectual Property. Set forth on Schedule III hereto is a complete and accurate list of all of the patents and patent applications owned by each Grantor. Set forth on Schedule IV hereto is a complete and accurate list of all of the trademark and service mark registrations, all trademark and service mark applications and all other material trademarks service marks, trade names and other indicia of origin owned by each Grantor. Set forth on Schedule V hereto is a complete and accurate list of all copyright registration, copyright applications and all material common law copyrights and works of authorship owned by each Grantor. Set forth on Schedule VI hereto is a complete and accurate list of all internet domain names and all internet domain name registrations owned by each Grantor. Each Grantor has made all necessary filings and recordations to protect and maintain its interest in the patents, patent applications, trademark and service mark recordations, material trademarks, service marks, trade names and other indicia of origin, copyright registrations and copyrights applications, material common law copyrights and works of authorship, internet domain names, interest domain name registrations and Licenses set forth on Schedules III, IV, V and VI hereto (collectively, the "Scheduled Assets").

          (iv) Validity of Intellectual Property Collateral. Each of the Scheduled Assets (except for Licenses, which are addressed below) is subsisting and has not be adjudged invalid, unregisterable or unenforceable, in whole or in part, and is valid and enforceable. Each License of each Grantor is, to the best of such Grantor's Knowledge, subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is, to the best of such Grantor's Knowledge, valid and enforceable. Each Grantor is not aware of any uses of any item of Intellectual Property Collateral which would be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.

          (v) Proper Notice. Each Grantor has used the applicable proper statutory notice in connection with its use of the patents, registered trademarks and service marks, and copyrights set forth on Schedules III, IV, V and VI.

          (vi) No Outstanding Claims. No claim has been made, continuing or, to Grantor's Knowledge, threatened to or by any Grantor, that any items of Intellectual Property Collateral is invalid or unenforceable or that the use by any Grantor of any Intellectual Property Collateral does or may violate the rights of any Person. There is currently no infringement or unauthorized use of any item of Intellectual Property Collateral. There is currently no use of Intellectual Property Collateral that violates the rights of any Person.

          (vii) Quality Control. Each Grantor has taken all reasonable steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and the provision of all services provided under or in connection with any of the Intellectual Property Collateral, and has taken all commercially reasonable steps to ensure that all licensed users of any of the Intellectual Property Collateral, use such consistent standards of quality.

     Section 7. Covenants and Further Assurances Regarding Intellectual
Property.

     (a) Each Grantor agrees that it shall not (i) sell, assign (by operation of law or otherwise), transfer or otherwise dispose of, or grant any option with respect to, any of the Intellectual Property Collateral, or any portion thereof, or any interest therein, except as expressly permitted by the Credit Agreement and the Articles of Association of the Company, or (ii) create or suffer to exist any Lien upon or with respect to any of the Intellectual Property Collateral, except for the pledge, assignment and security interest created by this Agreement and the Credit Documents and except for Liens expressly permitted by the Credit Documents and the Articles of Association of the Company.

     (b) Without limiting the generality of Section 7(a) above, each Grantor will, upon the reasonable request of the Secured Party, with respect to the Intellectual Property Collateral, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary, or as the Secured Party may reasonably request, in order to perfect and preserve the pledge, assignment, Lien, priority and security interest granted or purported to be granted hereby, including, without limitation, one or more Trademark Collateral Security Agreements in substantially the form attached hereto as Attachment A, one or more Patent Collateral Security Agreements in substantially the form attached hereto as Attachment B, one or more Copyright Security Agreements in substantially the form attached hereto as Attachment C and any updates or amendments of any such agreements.

     (c) Each Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as the Secured Party may reasonably request, all in reasonable detail.

     (d) Each Grantor acknowledges and agrees that, if it obtains an ownership interest in any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, copyright, copyright registration, copyright application, work of authorship, internet domain name, internet domain name registration or any interest in a License or other intellectual property, which is not now a part of the Intellectual Property Collateral (the "New IP Collateral"), (i) the provisions of Section 2 will automatically apply thereto, and (ii) any such New IP Collateral (together with the goodwill of the business connected with the use of any trademark, service mark, trade name, trade dress, other indicia of trade origin and symbolized by same that is included in the New IP Collateral) will automatically become part of the Intellectual Property Collateral; provided, however, that to the extent the consent of any other party to any such License is required, under the terms thereof, for the collateral assignment thereof, then this Agreement shall not affect any collateral assignment of (or otherwise be applied so as to cause a default under) such License for so long as (but only for so long as) such consent would be required and has not been obtained. Each Grantor authorizes the Secured Party to modify this Agreement by amending Schedules III, IV, V and VI hereto (and shall cooperate with the Secured Party in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, material trademark, service mark, trade name and other indicia of origin, copyright registration and copyright application, material common law copyright and work of authorship, internet domain name, internet domain name registration, License or other New IP Collateral which becomes part of the Intellectual Property Collateral.

     (e) With respect to each material patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration or copyright application, internet domain name or internet domain name registration set forth in Schedule III, IV, V or VI hereto (as amended from time to time), each Grantor agrees, upon the request of the Secured Party, to take all reasonably necessary steps, including, without limitation, in the United States Patent and Trademark Office and the United States Copyright Office or in any court, to (i) maintain each such patent, trademark or service mark registration, copyright registration, internet domain name registration and (ii) pursue each such patent application, trademark or service mark application and copyright application now or hereafter included in the Intellectual Property Collateral, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Grantor agrees, upon the request of the Secured Party, to take corresponding steps with respect to each new or acquired material patent, patent application, trademark or service mark registration, trademark or service mark application, material trademark, service mark, trade name and other indicia of origin, copyright registration and copyright application, material common law copyright, work of authorship, internet domain name and internet domain name registration, to which it is now or later becomes entitled. Any and all expenses incurred in connection with such activities will be borne by each Grantor. Each Grantor shall not discontinue use of or otherwise abandon any patent, patent application, trademark or service mark registration, material trademark, service mark, trade name and other indicia of origin, copyright registration and copyright application, material common law copyright, work of authorship, internet domain name and interest domain name registration now or hereafter included in the Intellectual Property Collateral, unless such Grantor shall have first (i) determined in its sound and reasonable business judgment that such use or pursuit or maintenance of same is no longer desirable in the conduct of such Grantor's business and that such Intellectual Property Collateral is not material to such Grantor's business, (ii) provided the Secured Party written notice of its intent to abandon or discontinue, and
(iii) obtained the express prior written consent of the Secured Party.

     (f) Each Grantor agrees to notify the Secured Party promptly and in writing if it learns (i) that any item of material Intellectual Property Collateral has been determined to have become abandoned or dedicated to the public, (ii) of the institution of any proceeding by or against such Grantor (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office, the Copyright Office or any court) regarding any infringement or unauthorized use of (or similar claim with respect to) an item of material Intellectual Property Collateral, or (iii) of any adverse determination in any such proceeding.

     (g) In the event that any item of material Intellectual Property Collateral is infringed or misappropriated by a third party, each Grantor shall promptly notify the Secured Party and will take such actions as such Grantor or, following the occurrence and during the continuance of an Accelerated Redemption Event, the Secured Party deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities will be borne by each Grantor.

     (h) Each Grantor shall use the applicable proper statutory notice in connection with its use of each of its patents, registered trademarks and service marks, copyrights and internet domain names contained in Schedule III, IV, V or VI.

     Section 8. Securities as Collateral.

     (a) Upon the occurrence and during the continuance of an Accelerated Redemption Event, the Secured Party may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations, subject to the Credit Documents until Discharge of the First Lien Obligations has occurred. If the Secured Party so elects to exercise its right herein and gives notice of such election to the Grantors, upon the occurrence and during the continuance of an Accelerated Redemption Event to the extent permitted under applicable law, the Secured Party may vote any or all of the securities constituting Collateral possessing voting rights (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the securities constituting Collateral and otherwise act with respect thereto as though it were the outright owner thereof, the Grantors hereby constituting and appointing the Secured Party the proxy and attorney-in-fact of the Grantors, with full power of substitution, to do so. This power of attorney is coupled with an interest and may not be revoked by the Grantors while any

Obligations are owing to the Secured Party. So long as no Accelerated Redemption Event is continuing, the Grantors shall be entitled to receive all cash dividends paid in respect of the securities of which any Grantor is the registered owner, to vote such securities and to give consents, waivers and ratifications in respect of such securities, provided that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of any of the Credit Documents or this Agreement.

     (b) Any sums paid upon or with respect to any of the securities constituting Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to the Secured Party to be held by it as security for the Obligations; and in case any distribution of capital shall be made on or in respect of any of the securities or any property shall be distributed upon or with respect to any of the securities pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Secured Party to be held by it as security for the Obligations. All sums of money and property paid or distributed in respect of the securities upon such a liquidation, dissolution, recapitalization or reclassification which are received by the Grantors shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party as security for the Obligations.

     Section 9. Power of Attorney.

     (a) Each Grantor acknowledges the Secured Party's right, to the extent permitted by applicable law, singly to execute and/or file financing or continuation statements and similar notices required by applicable law, and amendments thereto, concerning the Collateral without execution by such Grantor. A copy of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (b) Each Grantor hereby irrevocably appoints the Secured Party as such Grantor's attorney-in-fact, effective at all times subsequent to the occurrence of an Accelerated Redemption Event, and during the continuance thereof, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation, the power and right (i) to endorse such Grantor's name on any checks, notes, acceptances, money orders, drafts, filings or other forms of payment or security of such Grantor that may come into the Secured Party's possession, and (ii) to do all other things which the Secured Party then determines to be necessary to carry out the terms of this Agreement; provided, however, the Secured Party acknowledges that applicable law does not permit the grantee of a power of attorney to execute any application, report, document or other instrument to be filed with the Federal Communications Commission on behalf of and in place of the party granting such power of attorney, except in the case of the grantor's absence from the United States, or in the case of grantor's physical disability. Each Grantor ratifies and approves all acts of such attorney-in-fact. The power conferred on the Secured Party hereunder is solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon the Secured Party to exercise such power. This power of attorney is coupled with an interest and may not be revoked by each Grantor while any Obligations are owing to the Secured Party.

     Section 10. Special Provisions Relating to Certain Collateral.

     (a) Intellectual Property. For the purpose of enabling the Secured Party to exercise rights and remedies under Section 11 of this Agreement at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Secured Party, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     (b) Accounts Receivable. Until the Secured Party elects (which election may be made after the occurrence of an Accelerated Redemption Event and during the continuation thereof) that debtors on accounts receivable of each Grantor or obligors on accounts, chattel paper or general intangibles of such Grantor or obligors on instruments for which such Grantor is an obligee or lessees or conditional vendees under agreements governing the leasing or selling by conditional sale of Collateral by such Grantor, be notified of the Secured Party's security interest, each Grantor shall continue to collect payment thereof. Upon the making of such an election by the Secured Party, each Grantor shall hold the proceeds received from collection as trustee for the Secured Party and shall turn the same over to the Secured Party, or to such other bank or Person as may be approved by the Secured Party, immediately upon receipt in the identical form received. At the election of the Secured Party, after the occurrence of an Accelerated Redemption Event and during the continuance thereof, each Grantor shall so notify such account debtors and obligors that payment thereof is to be made directly to the Secured Party, and the Secured Party may itself, at any time after the occurrence of an Accelerated Redemption Event and during the continuance thereof, without notice to or demand upon such Grantor, so notify such account debtors and obligors. The making of such an election or the giving of any such notification shall not affect the duties of each Grantor described above with respect to proceeds of collection of accounts receivable received by such Grantor. The Secured Party shall apply the proceeds of such collection received by the Secured Party to the Obligations in accordance with Section 5 of this Agreement. The application of the proceeds of such collection shall be conditional upon final payment in cash or solvent credits of the items giving rise to them. If any item is not so paid, the Secured Party in its discretion, whether or not the item is returned, may either reverse any credit given for the item or charge it to any deposit account maintained by each Grantor with the Secured Party.

     Section 11. Events of Default; Remedies.

     (a) Upon the occurrence of an Accelerated Redemption Event and during the continuation thereof, whether or not the Obligations are due, the Secured Party may demand, sue for, collect, or make any settlement or compromise it deems desirable with respect to the Collateral.

     (b) An "Accelerated Redemption Event" hereunder shall mean an Accelerated Redemption Event as such term is defined in the Articles of Association of the Company.

     (c) Upon the occurrence and during the continuance of an Accelerated Redemption Event, to the fullest extent permitted by applicable law, in addition to the remedies set forth elsewhere in this Agreement:

          (i) The Secured Party shall have, in addition to all other rights and remedies given it by any instrument or other agreement evidencing, or executed and delivered in connection with, any of the Obligations and otherwise allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Collateral may be located and without limiting the generality of the foregoing, the Secured Party may immediately, without (to the fullest extent permitted by law) demand of performance or advertisement or notice of intention to sell or of time or place of sale or of redemption or other notice or demand whatsoever (except that the Secured Party shall give to each Grantor at least ten days' notice of the time and place of any proposed sale or other disposition), all of which are hereby expressly waived to the fullest extent permitted by law, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Collateral in or upon which the Secured Party shall have a security interest or Lien hereunder, or any interest which each Grantor may have therein, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services) as provided in Section 15 hereof, shall apply the residue of such proceeds toward the payment of the Obligations in accordance with Section 5 of this Agreement, each Grantor remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given to each Grantor, then each Grantor, the Secured Party hereby agree that a notice given as hereinbefore provided shall be reasonable notice of such sale or other disposition. Each Grantor also agrees to assemble the Collateral at such place or places as the Secured Party reasonably designates by written notice. At any such sale or other disposition the Secured Party may itself, and any other person or entity owed any Obligation may itself, to the extent permitted by applicable law, purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of each Grantor, which right is hereby waived and released to the fullest extent permitted by law.

          (ii) Furthermore, without limiting the generality of any of the rights and remedies conferred upon the Secured Party under Section 11(c)(i) hereof, the Secured Party to the fullest extent permitted by law, may enter upon the premises of each Grantor, exclude each Grantor or any guarantor therefrom and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court therefor, and may, at its option, use, operate, manage and control the Collateral in any lawful manner and may collect and receive all rents, income, revenue, earnings, issues and profits therefrom, and may maintain, repair, renovate, alter or remove the Collateral as the Secured Party may determine in its discretion, and any such monies so collected or received by such Person shall be remitted to the Secured Party and shall be applied to, or may be accumulated for application upon, the Obligations in accordance with Section 5 of this Agreement.

          (iii) The Secured Party agrees that such Person will give notice to each Grantor of any enforcement action taken by it pursuant to this Section 11 promptly after commencing such action.

          (iv) Each Grantor recognizes that the Secured Party may be unable to effect a public sale of securities constituting Collateral by reason of certain prohibitions contained in the Securities Act and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers consistent with all applicable laws. Each Grantor agrees that any such private sales may be at prices and other terms less favorable to each Grantor than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Secured Party shall not be under any obligation to delay a sale of any of the securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

     (d) For the purposes of enabling the Secured Party to exercise rights and remedies under this Section 11, at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Secured Party, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by the Grantors, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     Section 12. Marshalling. The Secured Party shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of the Secured Party's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the

Obligations is secured or guaranteed, and to the extent that it lawfully may do so each Grantor hereby irrevocably waives the benefits of all such laws. Except as otherwise provided by applicable law, the Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the sole custody thereof.

     Section 13. Security Interest Absolute. To the extent permitted by applicable law, the obligations of each Grantor under this Security Agreement shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor, to the extent permitted by law; (b) any exercise or nonexercise, or any waiver, by the Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Agreement); (c) any amendment to or modification of any instrument evidencing any of the Obligations or pursuant to which any of them were issued; (d) any amendment to or modification of any instrument or agreement (other than this Agreement) securing any of the Obligations; or (e) the taking of additional security for or any guaranty of any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; and whether or not such Grantor shall have notice or knowledge of any of the foregoing.

     Section 14. No Waiver. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such Person of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Secured Party or the future holders of any of the Obligations or allowed to any of them by law or other agreement, including, without limitation, each of the Equity Documents, shall be cumulative and not exclusive of any other, and, subject to the provisions of this Agreement, may be exercised by the Secured Party or the future holders of any of the Obligations from time to time.

     Section 15. Expenses. Each Grantor agrees to pay, on demand, all reasonable costs and expenses (including reasonable attorneys' fees and expenses for legal services of every kind) of the Secured Party incidental to the sale of, or realization upon, any of the Collateral or in any way relating to the perfection, enforcement or protection of the rights of such Person hereunder; and the Secured Party may at any time apply to the payment of all such costs and expenses all monies of each Grantor or other proceeds arising from its possession or disposition of all or any portion of the Collateral.

     Section 16. Consents, Amendments and Waivers. Any term of this Agreement may be amended, and the performance or observance by each Grantor of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the prior written consent of the Secured Party.

     Section 17. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any

Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

     Section 18. Indemnity and Expenses. Each Grantor agrees to indemnify, defend and save and hold harmless the Secured Party and each of its Affiliates and their respective officers, directors, employees, agents, attorneys and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement and/or any other Equity Document (including, without limitation, enforcement of this Agreement and/or any other Equity Document), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's negligence or willful misconduct.

     Section 19. Governing Law. This Agreement and all claims, disputes and matters arising hereunder or related hereto shall be governed by and construed under the laws of the State of New York without reference to conflict of laws provisions. The parties acknowledge the exclusive jurisdiction of the state and federal courts located within the County of New York, State of New York over controversies arising from or relating to this Agreement.

     Section 20. Parties in Interest. All terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that each Grantor may not assign or transfer its rights hereunder without the prior written consent of the Secured Party. Any assignment or transfer by each Grantor of its rights hereunder in violation of this Agreement shall be void ab initio.

     Section 21. Counterparts. This Agreement and any amendment hereof may be executed in any number of counterparts and by each party on a separate counterpart, which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

     Section 22. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all Obligations and the cancellation or termination of the Commitments, (ii) be binding upon each Grantor, its successors and assigns and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, but subject to the terms of the Credit Agreement and the Articles of Association of the Company, the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Share Purchase Agreement (including, without limitation, all or any portion of its Shares).

     Section 23. Release; Termination.

     (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor to any person other than another Grantor in a transaction which is permitted by the terms of the Credit Agreement and the Articles of Association of the Company, such Collateral will be sold, leased, transferred or otherwise disposed of free and clear of the Liens created hereby, and the Secured Party will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

     (b) Upon payment in full of the Obligations in accordance with their terms, this Agreement and the Liens and security interests created hereunder shall automatically terminate and the Secured Party shall return to each Grantor, at the expense of such Grantor, such Collateral in the possession or control of the Secured Party as has not theretofore been disposed of pursuant to the provisions hereof and shall deliver to such Grantor documents in recordable form (which documents shall be prepared by, and the expense thereof to be borne by, such Grantor) sufficient to discharge the Liens and security interests granted hereunder.

     Section 24. Further Assurances. Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents (including, without limitation, financing statements, supplemental security agreements, notices of assignment under the United States Assignment of Claims Act and under similar or local statutes and regulations), and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. In furtherance of the foregoing, each Grantor hereby authorizes the Secured Party to file financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Secured Party may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Secured Party herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Secured Party herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired". Each Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

     Section 25. Notices. Except as otherwise expressly provided herein, all notices and other communications made or required to be given pursuant to this Agreement shall be made in accordance with the provisions of Section 9(e) of the Share Purchase Agreement.

     Section 26. Submission to Jurisdiction. Each of the parties hereto hereby
(a) agrees that any Action with respect to any Equity Document may be brought only in the New York State courts sitting in New York County or the federal courts of the United States of America for the Southern District of New York and sitting in New York County, (b) accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of such courts, (c) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions, and (d) irrevocably consents to the service of process of any of the courts referred to above in any Action by the mailing of copies of the process to the parties hereto as provided in Section 9(f) of the Share Purchase Agreement. Service effected as provided in this manner will become effective ten (10) calendar days after the mailing of the process.

     Section 27. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     Section 28. Integration; Conflict. This Agreement and the other Equity Documents contain and constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings, whether written or oral, of such parties. In the event that there is a conflict between any provision of this Agreement and the Articles of Association of the Company, then the provisions of the Articles of Association of the Company shall control.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by its authorized representatives as of the date first above written.

                                        GRANTORS:

                                        XINHUA FINANCE MEDIA LIMITED


                                        By: /s/ John McLean
                                            ------------------------------------
                                        Name: John McLean
                                        Title: Authorized signatory


                                        MING SHING INTERNATIONAL LIMITED


                                        By: /s/ John McLean
                                            ------------------------------------
                                        Name: John McLean
                                        Title: Authorized signatory


                                        UPPER WILL ENTERPRISES LIMITED


                                        By: /s/ John McLean
                                            ------------------------------------
                                        Name: John McLean
                                        Title: Authorized signatory


                                        ACTIVE ADVERTISING AGENCY LIMITED


                                        By: /s/ John McLean
                                            ------------------------------------
                                        Name: John McLean
                                        Title: Authorized signatory

                       [Signatures continue on next page]


Paperdolls - Equity Security Agreement S-1

                                        SECURED PARTY:
                                        PATRIARCH PARTNERS MEDIA HOLDINGS, LLC


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Paperdolls - Equity Security Agreement S-2

                                    EXHIBIT A

                                       TO

                               SECURITY AGREEMENT

                                  FORM OF UCC-1

[Form of UCC Financing Statement]

                                    EXHIBIT B
                                       TO
                               SECURITY AGREEMENT

                      Form of Joinder to Security Agreement

     The undersigned, _____________, a ___________________, hereby joins in the execution of that certain Security Agreement dated as of [____________], 2005 (as amended, restated, supplemented or otherwise modified, the "Security Agreement") issued and executed by each Person that is or becomes a Grantor thereunder on and/or after the date and pursuant to the terms thereof to and in favor of Secured Parties thereunder. By executing this Joinder, the undersigned hereby agrees that it is a Grantor thereunder with the same force and effect as if originally named therein as a Grantor. The undersigned hereby grant to the Secured Party a security interest in all of the undersigned's right, title and interest in and to all Collateral to secure the Obligations, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located. The undersigned agrees to be bound by all of the terms and provisions of the Security Agreement and represents and warrants that the representations and warranties set forth in Section 5 of the Security Agreement are, with respect to the undersigned, true, complete and correct as of the date hereof. Each reference to a Grantor in the Security Agreement shall be deemed to include the undersigned. Capitalized terms used but not defined herein shall have the meanings set forth in the Security Agreement. The undersigned represents and warrants that the attached supplements to the Schedules to the Security Agreement accurately and completely sets forth all additional information required pursuant to the Security Agreement and hereby agrees that such supplements shall constitute part of the Schedules to the Security Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder this ___ day of _________, 200_.

                                        [Name of Grantor]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------

                                  ATTACHMENT A

                     TRADEMARK COLLATERAL SECURITY AGREEMENT

     THIS TRADEMARK COLLATERAL SECURITY AGREEMENT (this "Assignment"), is made by and between [GRANTOR], a [________________] corporation ("Grantor"), and PATRIARCH PARTNERS MEDIA HOLDINGS, LLC, a Delaware limited liability company (the "Secured Party").

     WHEREAS, Grantor has adopted, used and is using, and is the sole owner of the marks set forth on Schedule 1 hereof (collectively, the "Marks");

     WHEREAS, under the terms of, and as a condition precedent to the effectiveness of, that certain Share Purchase Agreement, dated as of [__], 2006, between Xinhua Finance Media Limited and Secured Party (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Share Purchase Agreement"), the Grantor entered into the Security Agreement dated as of even date therewith (the "Security Agreement");

     WHEREAS, to secure the due and prompt payment and performance of the Obligations (as defined in the Security Agreement), Grantor pledged, assigned, hypothecated and transferred, and granted to the Secured Party a continuing security interest in all of the Grantor's right, title and interest in certain collateral, including the Marks; and

     WHEREAS, it is the purpose of this document to memorialize the aforementioned security interest in a form suitable for recordation in the United States Patent and Trademark Office;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date of the Share Purchase Agreement set forth above, to secure the due and prompt payment and performance of the Obligations, Grantor hereby pledges, assigns, hypothecates and transfers, and grants to the Secured Party a continuing security interest and lien in and to the Marks and all registrations and applications for registrations of the

Marks, including the registrations and applications identified on Schedule 1, together with the goodwill of the business symbolized by the Marks and together with all of Grantor's right to sue and recover for infringement of the Marks, free and clear of all liens, claims, charges, security interests, and other interests or encumbrances.

     IN WITNESS WHEREOF, this Assignment has been duly executed, sealed and delivered by an authorized officer of the Grantor.

                                        [GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  ATTACHMENT B

                                     FORM OF

                      PATENT COLLATERAL SECURITY AGREEMENT

     THIS PATENT COLLATERAL SECURITY AGREEMENT (this "Assignment"), is made by and between [GRANTOR]., a [_________________] ("Grantor"), and PATRIARCH PARTNERS MEDIA HOLDINGS, LLC, a Delaware limited liability company (the "Secured Party").

     WHEREAS, Grantor has adopted, used and is using, and is the sole owner of the patents set forth on Schedule 1 hereof (collectively, the "Patents");

     WHEREAS, under the terms of, and as a condition precedent to the effectiveness of, that certain Share Purchase Agreement, dated as of [__], 2006, between Xinhua Finance Media Limited and Secured Party (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Share Purchase Agreement"), the Grantor entered into the Security Agreement dated as of even date therewith (the "Security Agreement");

     WHEREAS, to secure the due and prompt payment and performance of the Obligations (as defined in the Security Agreement), Grantor pledged, assigned, hypothecated and transferred, and granted to the Secured Party a continuing security interest in all of the Grantor's right, title and interest in certain collateral, including the Patents; and

     WHEREAS, it is the purpose of this document to memorialize the aforementioned security interest in a form suitable for recordation in the United States Patent and Trademark Office;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date of the Share Purchase Agreement set forth above, to secure the due and prompt payment and performance of the Obligations, Grantor hereby pledges, assigns, hypothecates and transfers, and grants to the Secured Party a continuing security interest and lien in and to the Patents and all registrations and applications for registrations of the Patents, including the registrations and applications identified on Schedule 1, together with all reissues, divisions, continuations, continuations-in-part, substitutes, renewals and extensions thereof and together with all of Grantor's right to sue and recover for infringement of the Patents, free and clear of all liens, claims, charges, security interests, and other interests or encumbrances.

     IN WITNESS WHEREOF, this Assignment has been duly executed, sealed and delivered by an authorized officer of the Grantor.

                                        [GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  ATTACHMENT C

                 FORM OF COPYRIGHT COLLATERAL SECURITY AGREEMENT

     THIS COPYRIGHT COLLATERAL SECURITY AGREEMENT (this Assignment"), is made by and between [GRANTOR], A [_______________] ("Grantor"), and PATRIARCH PARTNERS MEDIA HOLDINGS, LLC, a Delaware limited liability company (the "Secured Party").

     WHEREAS, Grantor is the sole owner of the works of authorship and copyright registrations identified on Schedule 1 hereof (the "Copyrights");

     WHEREAS, under the terms of, and as a condition precedent to the effectiveness of, that certain Credit Agreement, dated as of [__], 2006, among Xinhua Finance Media Limited, as borrower, and the lenders from time to time party thereto (collectively, the "Lenders") and Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Grantor entered into the Security Agreement dated as of even date therewith (the "Security Agreement");

     WHEREAS, to secure the due and prompt payment and performance of the Obligations (as defined in the Security Agreement), Grantor pledged, assigned, hypothecated and transferred, and granted to the Agent, for itself and for the benefit of the Lenders, a continuing security interest in all of the Grantor's right, title and interest in certain collateral, including the Copyrights; and

     WHEREAS, it is the purpose of this document to memorialize the aforementioned security interest in a form suitable for recordation in the United States Copyright Office;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the date of the Credit Agreement set forth above, to secure the due and prompt payment and performance of the Obligations, Grantor hereby pledges, assigns, hypothecates and transfers, and grants to the Agent, for itself and for the benefit of the Lenders, a continuing security interest and lien in and to the Copyrights, together with all of

Grantor's right to sue and recover for infringement of the Copyrights, free and clear of all liens, claims, charges, security interests, and other interests or encumbrances.

     IN WITNESS WHEREOF, this Assignment has been duly executed, sealed and delivered by an authorized officer of the Grantor.

                                        [GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   Schedule I

                                 Pledged Equity

                                                                                             ISSUED
                                                           AUTHORISED SHARE CAPITAL/          SHARE
PLEDGOR                       PLEDGED SHARES                  REGISTERED CAPITAL             CAPITAL
-------                       --------------               -------------------------        --------
Xinhua Finance          1,000 shares of US$1.00      US$50,000 divided into 50,000 shares   US$1,000
Media Limited           each in Ming Shing           of US$1.00 par value
                        International Limited

                        95 shares of US$1.00 each    US$50,000 divided into 50,000 shares   US$500
                        in Upper Step Holdings       of US$1.00 par value
                        Limited

                        19 shares of US$1.00 each    US$50,000 divided into 50,000 shares   US$100
                        in Accord Group              of US$1.00 par value
                        Investments Limited

                        210,000 shares of HK$0.01    HK$10,000 divided into 10,000,000      HK$3,500
                        each in EconWorld Media      shares of HK$0.01 each
                        Limited

Ming Shing              2 shares of US$1.00 each     US$50,000 divided into 50,000 shares   US$2
International Limited   in Upper Will Enterprises    of US$1.00 par value
                        Limited

Upper Will              2 shares of HK$1.00 each     HK$10,000 divided into 10,000 shares   HK$2
Enterprises Limited     in Active Advertising        of HK$1.00 each
                        Agency Limited

                                   Schedule II

                                  Pledged Debt

None.

                                  Schedule III

                                     Patents

None.

                                   Schedule IV

                                   Trademarks

None.

                                   Schedule V

                                   Copyrights

None.

                                   Schedule VI

                                  Domain Names

None.

                                  Schedule VIII

                             Commercial Tort Claims

None.

                                   Schedule X

                                    Licenses